Fiscal First Quarter 2009 Earnings Conference Call

November 13, 2008

NetSol TECHNOLOGIES

Safe Harbor Statement

This presentation may contain forward-looking statements relating to the development of NetSol Technologies' products and services and future operation results, including statements regarding the Company that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words "believe," "expect," "anticipate," "intend," variations of such words, and similar expressions, identify forward-looking statements, but their absence does not mean that the statement is not forward looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could affect the Company's actual results include the progress and costs of the development of products and services and the timing of the market acceptance. Any forward-looking statements contained herein speak only as of the date hereof. The Company undertakes no obligation to update or review any forward-looking statements.

NetSol TECHNOLOGIES

netsol

Najeeb U. Ghauri

Chairman & Chief Executive Officer

NetSol TECHNOLOGIES

Consolidated Financial Highlights

First Quarter Fiscal Year 2009

- Revenues ↑ 8% year-over-year to $9.3 million
- GAAP net income ↑ 21% to $1.0 million, or $0.04 per diluted share
- EBITDA ↑ 20% to $2.3 million, or $0.08 per diluted share

NetSol TECHNOLOGIES

Strategic Highlights

- Launch of new U.S. global headquarters providing a larger, centrally located high-tech facility to accommodate NetSol's global growth
- Launch of new global Business Process Outsourcing (BPO) service offering as a new revenue driver within the BestShoring business model
- European division launched its Managed IT Services Division to leverage the Company's BestShoring model in Europe
- European division successfully launched its multi-product strategy in Europe for asset finance and auto leasing
- Increased penetration of the high growth Middle East market
- Announced acquisition of SAP services firm Ciena Solutions

NetSol TECHNOLOGIES

Key Customer Wins

- Secured a new frame agreement with Daimler Financial Services, extending NetSol's relationship into the regions of Asia Pacific and Africa
- Mercedes-Benz Financial Services Taiwan went live with NetSol's LeaseSoft offering within the NetSol Financial Suite
- Secured a multi-million dollar NetSol Financial Suite contract with the North American finance division of a major Asian-based automobile manufacturer
- European division signed a multi-million dollar agreement with a major European Bank
- Asia Pacific wins a multi-million dollar contract with a leading Korean leasing company

NetSol TECHNOLOGIES

SAP Services

CIENA LLC solutions

SAP Systems Consulting Specialists

- Acquired U.S. based Ciena Solutions LLC in October 2008
- Expands NetSol offerings into SAP Consulting & Staffing Services
  - SAP R/3 (ECC) System, NetWeaver, Exchange Infrastructure Portals, MDM, mySAP Business Suite, SRM & CRM
- Profitable and accretive to current fiscal year earnings

NetSol TECHNOLOGIES

Tina Gilger

Chief Financial Officer

Strong Annual Revenue Growth



CAGR 58%
US$ Millions
3.8
5.7
12.4
18.7
29.2
36.6
9.3
Fiscal 2003
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
1Q Fiscal 2009

NetSol TECHNOLOGIES

Revenue

For the 3 Months Ended September 30

	Fiscal 2009	Fiscal 2008	% Change
IT Consulting & Service Fees	5,177,425	5,166,265	↑ 0.2%
License Fees	2,529,808	1,903,552	↑ 32.9%
Maintenance Fees	1,593,734	1,583,420	↑ 0.7%
Total Revenues	9,300,967	8,653,237	↑ 7.5%

NetSol TECHNOLOGIES

Revenue By Business

1Q Fiscal Year 2008



IT Consulting & Service Fees 56%
License Fees 27%
Maintenance Fees 17%

NetSol TECHNOLOGIES

Operating Expenses

For the 3 Months Ended September 30

	Fiscal 2009	Fiscal 2008	% Change
Selling & marketing	969,518	832,493	↑ 16%
Depreciation & amortization	480,208	464,647	↑ 3%
Bad debt expense	-	2,439	↓ 100%
Salaries & wages	979,254	907,879	↑ 8%
Professional services *(including non-cash compensation)*	306,886	160,050	↑ 92%
General & administrative	868,117	678,573	↑ 28%
Total operating expenses	3,603,983	3,046,081	↑ 18%

NetSol TECHNOLOGIES

GAAP Earnings/Loss Per Diluted Share


$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.04
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009

NetSol TECHNOLOGIES

EBITDA Per Diluted Share


$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.08
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009

NetSol TECHNOLOGIES

Fiscal 2009 Financial Outlook
(Period ending June 30, 2009)

Management Financial Objectives:

- **Annual revenue growth of 20% to 25%**
- **Quarterly gross margin within the target range of high 50% to 60%**
- **Annual diluted earnings per share within the range of $0.25 to $0.30**
- **Focus on sustaining and expanding U.S. GAAP profitability**
- **EBITDA within the target range of 27% to 30% of revenue**

All financial guidance as of November 13, 2008

NetSol TECHNOLOGIES

Fiscal 2009 Growth Drivers

- Investing in North American and European sales and marketing
- Leading market position for end-to-end leasing solutions in Asia
- Addressing new geographic markets including:
  - The Middle East, Central and South America
- Launched new BPO and SAP practice groups
- Expanding and exploring joint ventures opportunities
- Implementing cost efficiency measures to drive profitability

Questions & Answers

Najeeb U. Ghauri - Chairman & CEO

Tina Gilger - CFO

Naeem Ghauri - President, Europe & Global Products

NetSol
TECHNOLOGIES


NASDAQ
SEPTEMBER 13,

Thank You

**To learn more about NetSol Technologies, Inc.,
Visit www.netsoltech.com**

(NASDAQ CM: NTWK)

(DIFX: NTWK)

CMMI® Maturity LEVEL 5